UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2012

SELECT MEDICAL HOLDINGS CORPORATION

SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34465	20-1764048
Delaware	001-31441	23-2872718
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices)  (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

On August 13, 2012, Select Medical Corporation (“Select”), Select Medical Holdings Corporation (“Holdings”) and the subsidiaries of Select named therein entered into an Additional Credit Extension Amendment (the “Extension Amendment”) to Select’s senior secured credit facility with a group of lenders and JPMorgan Chase Bank, N.A. as administrative agent.  Pursuant to the terms and conditions of the Extension Amendment, the lenders will extend Series A Tranche B Term Loans in the aggregate principal amount of $275,000,000 to Select at the same interest rate and with the same term as applies to other amounts borrowed by Select under the senior secured credit facility.  Select will use the proceeds of the Series A Tranche B Term Loans (other than amounts used for fees and expenses and general corporate purposes) to redeem a portion of its 7 5/8% senior subordinated notes due 2015.  On August 13, 2012, Select delivered to U.S. Bank Trust National Association, as trustee, a Notice of Intent to Redeem with respect to the notes that will be redeemed on September 12, 2012.

In connection with the Extension Amendment, Select and Holdings entered into Amendment No. 1 (“Amendment No. 1”) to Select’s senior secured credit facility with JPMorgan Chase Bank, N.A., as administrative agent, on August 8, 2012.  Amendment No. 1 reduced the required notice period for any incremental extensions of credit.

The foregoing descriptions of the Extension Amendment and Amendment No. 1 do not purport to be complete and are qualified in their entirety by reference to the Extension Amendment and Amendment No. 1, respectively. Copies of the Extension Amendment and Amendment No. 1 are attached to this report as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

Additional Credit Extension Amendment, dated as of August 13, 2012, among Select Medical Holdings Corporation, Select Medical Corporation, the subsidiaries of Select Medical Corporation named therein and the financial institutions party thereto.

10.2	Amendment No. 1, dated as of August 8, 2012, among Select Medical Holdings Corporation, Select Medical Corporation and JPMorgan Chase Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

Date: August 14, 2012	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1

Additional Credit Extension Amendment, dated as of August 13, 2012, among Select Medical Holdings Corporation, Select Medical Corporation, the subsidiaries of Select Medical Corporation named therein and the financial institutions party thereto.

10.2	Amendment No. 1, dated as of August 8, 2012, among Select Medical Holdings Corporation, Select Medical Corporation and JPMorgan Chase Bank, N.A.